Filed Pursuant to Rule 497(e)
Registration No. 033-54016
THE GABELLI ABC FUND (the “FUND”)
A SERIES OF GABELLI INVESTOR FUNDS, INC.
Supplement dated June 29, 2011
to the Prospectuses dated April 29, 2011
Effective August 1, 2011, G.distributors, LLC, One Corporate Center, Rye, New York 10580-1422, will serve as the distributor of the Fund, replacing Gabelli & Company, Inc. Effective August 1, 2011, all references in the Prospectuses to Gabelli & Company, Inc. will be changed to G.distributors, LLC. G.distributors, LLC and Gabelli & Company, Inc. are subsidiaries of GAMCO Investors, Inc. The phone numbers and addresses in the Prospectuses for contacting the Fund have not changed.